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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  April 8, 2002
                ------------------------------------------------
                Date of report (Date of earliest event reported)


                            JAG Media Holdings, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


    Nevada                           000-28761                   88-0380546
---------------               ------------------------       ------------------
(State or Other               (Commission File Number)         (IRS Employer
Jurisdiction of                                              Identification No.)
 Incorporation)


6865 SW 18th Street, Suite B13, Boca Raton, Florida              33433
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(Address of Principal Executive Offices)                       (Zip Code)


                                 (561) 393-0605
              ----------------------------------------------------
              (Registrant's telephone number, including area code)




                                 Not applicable.
             ------------------------------------------------------
             (Former Name or Address, if Changed Since Last Report)



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(b)      Pro Forma Financial Information.

On April 8, 2002, JAG Media Holdings, Inc. (the Company") effected a recapitalization of its common stock into shares of Class A common stock and Class B common stock. Pursuant to the terms of a Certificate of Amendment of the Company's Articles of Incorporation, a copy of which was previously filed on April 17, 2002 with the Securities and Exchange Commission as an exhibit to the Company's Current Report on Form 8-K, each one and one-tenth (1.1) shares of the Company's outstanding common stock was reclassified into one (1) share of Class A common stock and one-tenth (1/10th) of a share of Series 1 Class B common stock.

An Unaudited Condensed Pro Forma Balance Sheet showing the effects of the assumption that the recapitalization had been effected as of January 31, 2002 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

(c)      Exhibits.

Exhibit No.       Description
-----------       -----------

99.1              Unaudited Condensed Pro Forma Balance Sheet as of January 31,
                  2002.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   JAG Media Holdings, Inc.


Date: May 1, 2002                                  By:   /s/ Gary Valinoti
                                                         --------------------
                                                   Name: Gary Valinoti
                                                         Title: President & CEO


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                                INDEX TO EXHIBITS

Exhibit No.       Description                                               Page
-----------       -----------                                               ----

99.1              Unaudited Condensed Pro Forma Balance Sheet as              5
                  of January 31, 2002.


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